                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned Director and officer of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on an appropriate Form for the purpose of registering shares of Common Stock, hereby constitutes and appoints JAMES M. MATERNA, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as a Director and Chairman and Chief Executive Officer of said Corporation, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5(th) day of November, 2001.

                                          /s/        JAMES P. MOONEY
                                          --------------------------------------
                                                     James P. Mooney

                               POWER OF ATTORNEY

     The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on an appropriate Form for the purpose of registering shares of Common Stock, hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his name, place and stead, as a Director of said Corporation, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of November, 2001.

                                          /s/         JOHN E. MOONEY
                                          --------------------------------------
                                                      John E. Mooney

                               POWER OF ATTORNEY

     The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on an appropriate Form for the purpose of registering shares of Common Stock, hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as a Director of said Corporation, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of November, 2001.

                                          /s/         LEE R. BRODEUR
                                          --------------------------------------
                                                      Lee R. Brodeur

                               POWER OF ATTORNEY

     The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on an appropriate Form for the purpose of registering shares of Common Stock, hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as a Director of said Corporation, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of November, 2001.

                                          /s/        MARKKU TOIVANEN
                                          --------------------------------------
                                                     Markku Toivanen

                               POWER OF ATTORNEY

     The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on an appropriate Form for the purpose of registering shares of Common Stock, hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as a Director of said Corporation, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of November, 2001.

                                          /s/       THOMAS R. MIKLICH
                                          --------------------------------------
                                                    Thomas R. Miklich

                               POWER OF ATTORNEY

     The undersigned Director of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on an appropriate Form for the purpose of registering shares of Common Stock, hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as a Director of said Corporation, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of November, 2001.

                                          /s/        FRANK E. BUTLER
                                          --------------------------------------
                                                     Frank E. Butler

                               POWER OF ATTORNEY

     The undersigned Director and officer of OM Group, Inc., a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on an appropriate Form for the purpose of registering shares of Common Stock, hereby constitutes and appoints JAMES M. MATERNA or JAMES P. MOONEY, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as a Director and President and Chief Operating Officer of said Corporation, said Registration Statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462(b)) and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of November, 2001.

                                          /s/        EDWARD W. KISSEL
                                          --------------------------------------
                                                     Edward W. Kissel